Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Ocean West Holding Corporation (the “Company”) on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Marshall L. Stewart, Chief Executive Officer and President of the Company, and Daryl S. Meddings, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2004
/s/ Marshall L. Stewart

Marshall L. Stewart President and Chief Executive Officer

Date: August 23, 2004
/s/ Daryl S. Meddings

Daryl S. Meddings Executive Vice President and Chief Financial Officer